Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Income Taxes

Note 9 — Income Taxes

The income tax provision (benefit) consists of the following:

For the period from
	For the year ended	October 22, 2018 (date of inception)
	December 31, 2019	to December 31, 2018
Current
Federal	$793,057	$—
State	—	—
Deferred
Federal	—	—
State	—	—
Valuation allowance	—	—
Income tax provision	$793,057	$—

The Company’s net deferred tax assets are as follows:

	December 31,
	2019	2018
Deferred tax assets:
StartUp/Organization Costs	$185,966	$539
Total deferred tax assets	185,966	539
Valuation allowance	(185,966)	(539)
Deferred tax asset, net of allowance	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, Management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2019 and 2018, the valuation allowance was approximately $186,000 and $500, respectively.

A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate is as follows:

	December 31,
	2019	2018
Statutory Federal income tax rate	21.0%	21.0%
Meals & entertainment	0.1%	0.0%
Change in fair value of warrant liabilities	0.0%	0.0%
Change in Valuation Allowance	6.4%	(21.0)%
Income Taxes Provision (Benefit)	27.5%	0.0%